UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                October 18, 2005
                                ----------------

                                   Valhi, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    Delaware                          1-5467                     87-0110150
----------------                 ------------------          -----------------
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)                Identification
incorporation)                                                         No.)

 5430 LBJ Freeway, Suite 1700, Dallas, Texas                      75240-2697
----------------------------------------------                  ------------
  (Address of principal executive offices)                        (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

[   ]     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 1.02 Termination of a Material Definitive Agreement.


The Current Report on Form 8-K of Valhi, Inc. ("Valhi") dated October 18, 2005 and filed with the Securities Exchange Commission under SEC Accession No. 0000059255-05-000053 on October 19, 2005 (the "Form 8-K) is hereby amended by deleting the third paragraph under Items 1.01 and 1.02 and replacing it with the following:


     "The foregoing discussion of the Prepayment and Termination Agreement and the Amended and Restated Company Agreement are qualified in their entirety by the specific provisions of such documents and various related agreements, each of which are attached hereto as Exhibits No. 10.1 through 10.7 and incorporated herein by reference."

Item 9.01 Financial Statements and Exhibits.

The exhibit list to the Form 8-K is hereby amended by the addition of the following exhibits:


(c) Exhibits.

 Item No.                            Exhibit Index
----------                         ----------------------------------------

     10.1* - Prepayment and Termination Agreement dated October 14, 2005 among Valhi, Inc., Snake River Sugar Company and Wells Fargo Bank Northwest, N.A.

     10.2* - First Amendment to Deposit Trust Agreement dated October 14, 2005 among ASC Holdings, Inc. and Wilmington Trust Company.

     10.3* - Second Amended and Restated Pledge Agreement dated October 14, 2005 among ASC Holdings, Inc. and Snake River Sugar Company.

     10.4* - Second Pledge Agreement (SPT) dated October 14, 2005 among The Amalgamated Collateral Trust and Snake River Sugar Company

     10.5* - Second SPT Guaranty dated October 14, 2005 among The Amalgamated Collateral Trust and Snake River Sugar Company.

     10.6* -  Option Agreement dated October 14, 2005 among Valhi,  Inc., Snake
               River Sugar Company, Northwest Farm Credit Services, FLCA and U.S. Bank National Association.

     10.7* -  Amended and Restated Company  Agreement of The Amalgamated  Sugar
               Company LLC dated October 14, 2005 among The Amalgamated Sugar Company LLC, Snake River Sugar Company and The Amalgamated Collateral Trust.

-----------
*  Filed herewith.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VALHI, INC.
                                       (Registrant)




                                      By: /s/ Gregory M. Swalwell
                                          ----------------------------
                                          Gregory M. Swalwell
                                          Vice President




Date:  November 15, 2005

                                INDEX TO EXHIBITS


Item No.                            Exhibit Index
----------                         ----------------------------------------

        10.1*- Prepayment and Termination Agreement dated October 14, 2005 among
               Valhi, Inc., Snake River Sugar Company and Wells Fargo Bank Northwest, N.A.

        10.2*- First Amendment to Deposit Trust Agreement dated October 14, 2005 among ASC Holdings, Inc. and Wilmington Trust Company.

        10.3*- Second Amended and Restated  Pledge  Agreement  dated October 14,
               2005 among ASC Holdings, Inc. and Snake River Sugar Company.

        10.4*- Second  Pledge  Agreement  (SPT) dated October 14, 2005 among The
               Amalgamated Collateral Trust and Snake River Sugar Company

        10.5*- Second SPT Guaranty dated October 14, 2005 among The  Amalgamated
               Collateral Trust and Snake River Sugar Company.

        10.6*- Option Agreement dated October 14, 2005 among Valhi,  Inc., Snake
               River Sugar Company, Northwest Farm Credit Services, FLCA and U.S. Bank National Association.

        10.7*- Amended and Restated Company  Agreement of The Amalgamated  Sugar
               Company LLC dated October 14, 2005 among The Amalgamated Sugar Company LLC, Snake River Sugar Company and The Amalgamated Collateral Trust.

-----------
*  Filed herewith.